UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2020

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 17, 2020, Fabrinet (“Fabrinet” or the “Company”) issued a press release regarding its financial results for the fiscal quarter and year ended June 26, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2021 Executive Incentive Plan

On August 11, 2020, the Compensation Committee (the “Compensation Committee”) of the board of directors of Fabrinet adopted an executive incentive plan (the “Cash Bonus Plan”) for the Company’s fiscal year ending June 25, 2021 (“fiscal 2021”). The Cash Bonus Plan is an incentive program designed to motivate participants to achieve the Company’s financial objectives, and to reward them for their achievements when those objectives are met. All of the Company’s executive officers pursuant to Section 16 of the Securities Exchange Act of 1934 are eligible to participate in the Cash Bonus Plan (individually, a “Participant,” and collectively, the “Participants”). The Cash Bonus Plan provides for a target bonus amount, as set forth in the table below. The maximum bonus that a Participant may receive under the Cash Bonus Plan is such Participant’s target bonus.

Name	Fiscal 2021 Target Bonus
Seamus Grady	$1,075,000
Dr. Harpal Gill	$1,300,000
Csaba Sverha	$352,500
Toh-Seng Ng	$865,000	*

*	This amount represents a target bonus for the full fiscal year and is subject to proration in connection with Mr. Ng’s retirement.

The amount of bonus actually paid to a Participant under the Cash Bonus Plan will be based 50% on achievement of a fiscal 2021 revenue target and 50% on achievement of a fiscal 2021 non-GAAP operating margin target. As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for a Participant to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, bonuses would be paid out at 100% of target with respect to that financial metric component. Achievement of the fiscal 2021 revenue target at a level between 90% and 100% will result in a bonus amount for that metric that is scaled from 20% to 100% in a linear fashion. Achievement of the fiscal 2021 non-GAAP operating margin target at a level between 90% and 100% will result in a bonus amount for that metric that is scaled from 20% to 100% in a linear fashion.

Equity Award Grants

On August 11, 2020, the Compensation Committee approved the grant, effective as of August 20, 2020 (the “Grant Date”), of the following dollar value of restricted share units (“RSUs”), performance share units (“PSUs”) and “stretch” PSUs (“Stretch PSUs”), rounded down to the nearest whole share, to the following named executive officers and principal financial officer of the Company as a component of their fiscal 2021 compensation:

Name	Grant Date Value of RSUs	Grant Date Value of PSUs	Grant Date Value of “Stretch” PSUs
Seamus Grady	$1,950,000	$1,950,000	$1,950,000
Dr. Harpal Gill	$1,250,000	$1,560,000	$1,560,000
Csaba Sverha	$700,000	$700,000	$700,000
Toh-Seng Ng	$381,667	$1,360,000	$1,360,000

The grants will be made under the Company’s 2020 Equity Incentive Plan. The RSUs will vest in equal annual installments over a period of three years on the anniversary date of the Grant Date, subject to the individual’s continued service with the Company through each such vesting date.

The PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the PSUs will be based 50% on achievement of a cumulative fiscal 2021 and fiscal 2022 revenue target (the “PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2021 and fiscal 2022 non-GAAP operating margin target (the “PSU Operating Margin Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, the PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the PSU Revenue Target at a level between 90% and 100% will result in a number of shares vesting for that metric that is scaled from 20% to 100% in a linear fashion. Achievement of the PSU Operating Margin Target at a level between 90% and 100% will result in a number of shares vesting for that metric that is scaled from 20% to 100% in a linear fashion.

The Stretch PSUs will vest, if at all, following a 2-year performance period, on the date the Compensation Committee certifies achievement of the performance criteria set forth below, subject to the individual’s continued service with the Company through such vesting date. Vesting of the Stretch PSUs will be based 50% on achievement of a cumulative fiscal 2021 and fiscal 2022 revenue target that is higher than the PSU Revenue Target (the “Stretch PSU Revenue Target”) and 50% on achievement of a cumulative fiscal 2021 and fiscal 2022 non-GAAP operating margin target that is higher than the PSU Operating Margin Target (the “Stretch PSU Operating Margin Target”). As achievement of each financial target is considered independently from the other, the Company must meet a threshold for each factor in order for an individual to receive any credit for that factor. If the Company achieves 100% or more of a target financial metric, the Stretch PSUs will vest at 100% of target with respect to that financial metric component. Achievement of the Stretch PSU Revenue Target at a level between the PSU Revenue Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion. Achievement of the Stretch PSU GM Target at a level between the PSU GM Target and 100% will result in a number of shares vesting for that metric that is scaled from 0% to 100% in a linear fashion.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press release dated August 17, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Csaba Sverha
Csaba Sverha
Executive Vice President, Chief Financial Officer

Date: August 17, 2020